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                                                                    EXHIBIT 32.1

                                  CERTIFICATION

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350, as adopted), Arthur T. Sands, M.D., Ph.D., Chief Executive Officer of Lexicon Genetics Incorporated ("Lexicon"), and Julia P. Gregory, Chief Financial Officer of Lexicon, each hereby certify that:

      1. Lexicon's Annual Report on Form 10-K for the year ended December 31, 2003, as amended, and to which this Certification is attached as
            Exhibit 32.1 (the "Periodic Report"), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

      2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Lexicon.

      IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 16th day of July, 2004.

                                           By: /s/ ARTHUR T. SANDS
                                               ---------------------------------
                                               Arthur T. Sands, M.D., Ph.D.
                                               President and
                                               Chief Executive Officer

                                           By: /s/ JULIA P. GREGORY
                                               ---------------------------------
                                               Julia P. Gregory
                                               Executive Vice President,
                                               Corporate Development
                                               and Chief Financial Officer